UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 3)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2009 (September 29, 2009)

RAPTOR PHARMACEUTICAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-25571	86-0883978
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 Commercial Blvd., Suite 200, Novato, California 94949
(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: (415) 382-8111

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A is being filed by Raptor Pharmaceutical Corp. (the “Company” or “Raptor”) as Amendment No. 3 on Form 8-K/A (the “Third Amendment”) to the Company’s Current Report on Form 8-K that was filed with the Securities and Exchange Commission (the “SEC”) on October 5, 2009 (the “Original Filing”), as amended by the Company’s Current Report on Form 8-K/A that was filed with the SEC on October 7, 2009 (the “First Amendment”) and by the Company’s Current Report on Form 8-K/A that was filed with the SEC on October 9, 2009 (the “Second Amendment,” and together with the Original Filing and the First Amendment, the “Amended Filing”) that were filed with the SEC to report the completion of a business combination, certain consequences thereof and matters related thereto. The Company is filing this Third Amendment for the sole purpose of providing the unaudited pro forma financial information (and to update the corresponding Exhibit List) that the Company is required to file under Items 9.01(b) of Form 8-K in connection with the completion of the business combination referred to above.

No items from the Original Filing, First Amendment or Second Amendment are included in this Third Amendment and except for the disclosure set forth in Item 9.01(b) below, this Third Amendment does not modify or update in any way the Amended Filing. All disclosure provided in this Third Amendment is as of the date of the Original Filing. The Company has not updated the disclosure in the Amended Filing to reflect any recent development with respect to any disclosure contained in the Amended Filing. Reference is made to filings made by the Company with the SEC since the date of the Original Filing, which may contain more updated disclosure about the Company.

Item 9.01 Financial Statements and Exhibits.

(b)

Pro Forma Financial Information.

                The unaudited pro forma condensed combined financial statements describing the pro forma effect of the business combination described in the Original Filing on the Company’s (i) unaudited balance sheet as of August 31, 2009 and (ii) unaudited statement of operations for the year ended August 31, 2009, as required by Article 11 of Regulation S-X, and as required by this Item 9.01(b), are filed herewith as Exhibit 99.4 and are incorporated herein by reference.

(d)

Exhibits.

		Filed
Exhibit		Here	Incorporated by Reference
No.	Exhibit Description	with	Form	File No.	Exhibit	Filing Date	Filed By
2.1	Agreement and Plan of Merger and Reorganization, dated as of July 27, 2009, among TorreyPines, ECP Acquisition Inc. and Rap Pharma		8-K	000-50720	2.1	7/28/09	Raptor Pharmaceuticals Corp.
3.1	Charter Amendment for TorreyPines**
3.2	Certificate of Merger between Rap Pharma and ECP Acquisition, Inc.**
4.1	Warrant to purchase common stock dated December 14, 2007 issued to Flower Ventures, LLC		10QSB/A	000-50720	4.1	4/15/08	Raptor Pharmaceuticals Corp.
4.2	Warrant to purchase common stock dated December 14, 2007 issued to ICON Partners, LP		10QSB/A	000-50720	4.2	4/15/08	Raptor Pharmaceuticals Corp.
4.3	Form of Warrant to purchase common stock of Rap Pharma		8-K	000-50720	4.1	5/22/08	Raptor Pharmaceuticals Corp.
4.4	Form of Placement Agent Warrant to purchase common stock of Rap Pharma		8-K/A	000-50720	4.2	5/28/08	Raptor Pharmaceuticals Corp.
4.5	Form of Warrant to purchase common stock of Rap Pharma		8-K	000-50720	4.1	8/25/09	Raptor Pharmaceuticals Corp.
4.6	Form of Placement Agent Warrant to purchase common stock of Rap Pharma		8-K	000-50720	4.2	8/25/09	Raptor Pharmaceuticals Corp.
4.7	Form of Stock Certificate for Raptor***
10.1	Employment Agreement between Rap Pharma and Dr. Christopher Starr dated May 1, 2006.		8-K	000-50720	10.5	5/26/06	Raptor Pharmaceuticals Corp.
10.2	First Amendment to the Employment Agreement between Rap Pharma and Dr. Christopher Starr effective January 1, 2009.		8-K	000-50720	10.1	1/5/09	Raptor Pharmaceuticals Corp.

10.3	Employment Agreement between Rap Pharma Inc. and Dr. Todd Zankel dated May 15, 2006.	8-K	000-50720	10.6	5/26/06	Raptor Pharmaceuticals Corp.
10.4	First Amendment to the Employment Agreement between Rap Pharma and Dr. Todd Zankel effective January 1, 2009.	8-K	000-50720	10.3	1/5/09	Raptor Pharmaceuticals Corp.
10.5	Employment Agreement between Rap Pharma and Ms. Kim Tsuchimoto dated May 1, 2006.	8-K	000-50720	10.7	5/26/06	Raptor Pharmaceuticals Corp.
10.6	First Amendment to the Employment Agreement between Rap Pharma and Ms. Kim Tsuchimoto effective January 1, 2009.	8-K	000-50720	10.2	1/5/09	Raptor Pharmaceuticals Corp.
10.7	Employment Agreement between Rap Therapeutics and Thomas E. Daley dated September 7, 2007	10QSB	000-50720	10.1	1/14/08	Raptor Pharmaceuticals Corp.
10.8	First Amendment to the Employment Agreement between Rap Therapeutics and Thomas E. Daley effective January 1, 2009.	8-K	000-50720	10.4	1/5/09	Raptor Pharmaceuticals Corp.
10.9	Offer Letter from Rap Therapeutics dated as of April 8, 2009 for Patrice Rioux, M.D., Ph.D.	8-K	000-50720	10.1	4/14/09	Raptor Pharmaceuticals Corp.
10.10	2006 Equity Incentive Plan, as amended	S-8	333-140944	4.3	2/28/07	Raptor Pharmaceuticals Corp.
10.11	2008 Plan Amendment to 2006 Equity Incentive Plan	10-K/A	000-50720	10.5	12/23/08	Raptor Pharmaceuticals Corp.
10.12	Asset Purchase Agreement between Rap Therapeutics, Rap Pharma and Convivia, Inc. dated October 17, 2007	10QSB	000-50720	10.3	1/14/08	Raptor Pharmaceuticals Corp.
10.13	Merger agreement between Rap Therapeutics and Encode Pharmaceuticals, Inc. dated December 14, 2007	10QSB/A	000-50720	10.1	4/15/08	Raptor Pharmaceuticals Corp.
10.14	Pharmaceutical development services agreement between Rap Therapeutics and Patheon Pharmaceuticals Inc. dated January 7, 2008*	10QSB/A	000-50720	10.2	4/15/08	Raptor Pharmaceuticals Corp.
10.15	License agreement between Encode Pharmaceuticals, Inc. (acquired by Rap Therapeutics) and Regents of the University of California dated October 31, 2007*	10QSB/A	000-50720	10.3	4/15/08	Raptor Pharmaceuticals Corp.
10.16	Amendment number one to license agreement between Encode Pharmaceuticals, Inc. (acquired by Rap Therapeutics) and the Regents of the University of California dated February 29, 2008*	10QSB/A	000-50720	10.4	4/15/08	Raptor Pharmaceuticals Corp.

10.17	Securities Purchase Agreement, dated as of May 21, 2008, by and among Rap Pharma and the investors listed on the signature pages thereto		10QSB	000-50720	10.1	7/9/08	Raptor Pharmaceuticals Corp.
10.18	Amendment to Securities Purchase Agreement, dated as of May 21, 2008, by and among Rap Pharma and the investors listed on the signature pages thereto		10QSB	000-50720	10.2	7/9/08	Raptor Pharmaceuticals Corp.
16.1	E&Y Letter to SEC**
16.2	Revised E&Y Letter to SEC****
99.1	Press Release dated September 28, 2009**
99.2	Press Release dated September 30, 2009**
99.3	Press Release dated October 1, 2009**
99.4

Unaudited pro forma condensed combined financial statements describing the pro forma effect of the business combination described in the Original Filing on the Company’s (i) unaudited balance sheet as of August 31, 2009 and (ii) unaudited statement of operations for the year ended August 31, 2009.

X

*	Certain portions of this agreement have been redacted and submitted to the SEC under a confidential treatment request pursuant to Rule 24b-2.
**	Previously filed with the Original Filing (Form 8-K) with the SEC by the Registrant on October 5, 2009.
***	Previously filed with the First Amendment (Form 8-K/A) with the SEC by the Registrant on October 7, 2009.
****	Previously filed with the Second Amendment (Form 8-K/A) with the SEC by the Registrant on October 9, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAPTOR PHARMACEUTICAL CORP.
Date: November 3, 2009		By: /s/ Kim R. Tsuchimoto
	Name: Title:	Kim R. Tsuchimoto Chief Financial Officer, Treasurer and Secretary

Exhibit Index

		Filed
Exhibit		Here	Incorporated by Reference
No.	Exhibit Description	with	Form	File No.	Exhibit	Filing Date	Filed By
2.1	Agreement and Plan of Merger and Reorganization, dated as of July 27, 2009, among TorreyPines, ECP Acquisition Inc. and Rap Pharma		8-K	000-50720	2.1	7/28/09	Raptor Pharmaceuticals Corp.
3.1	Charter Amendment for TorreyPines**
3.2	Certificate of Merger between Rap Pharma and ECP Acquisition, Inc.**
4.1	Warrant to purchase common stock dated December 14, 2007 issued to Flower Ventures, LLC		10QSB/A	000-50720	4.1	4/15/08	Raptor Pharmaceuticals Corp.
4.2	Warrant to purchase common stock dated December 14, 2007 issued to ICON Partners, LP		10QSB/A	000-50720	4.2	4/15/08	Raptor Pharmaceuticals Corp.
4.3	Form of Warrant to purchase common stock of Rap Pharma		8-K	000-50720	4.1	5/22/08	Raptor Pharmaceuticals Corp.
4.4	Form of Placement Agent Warrant to purchase common stock of Rap Pharma		8-K/A	000-50720	4.2	5/28/08	Raptor Pharmaceuticals Corp.
4.5	Form of Warrant to purchase common stock of Rap Pharma		8-K	000-50720	4.1	8/25/09	Raptor Pharmaceuticals Corp.
4.6	Form of Placement Agent Warrant to purchase common stock of Rap Pharma		8-K	000-50720	4.2	8/25/09	Raptor Pharmaceuticals Corp.
4.7	Form of Stock Certificate for Raptor***
10.1	Employment Agreement between Rap Pharma and Dr. Christopher Starr dated May 1, 2006.		8-K	000-50720	10.5	5/26/06	Raptor Pharmaceuticals Corp.
10.2	First Amendment to the Employment Agreement between Rap Pharma and Dr. Christopher Starr effective January 1, 2009.		8-K	000-50720	10.1	1/5/09	Raptor Pharmaceuticals Corp.
10.3	Employment Agreement between Rap Pharma Inc. and Dr. Todd Zankel dated May 15, 2006.		8-K	000-50720	10.6	5/26/06	Raptor Pharmaceuticals Corp.
10.4	First Amendment to the Employment Agreement between Rap Pharma and Dr. Todd Zankel effective January 1, 2009.		8-K	000-50720	10.3	1/5/09	Raptor Pharmaceuticals Corp.
10.5	Employment Agreement between Rap Pharma and Ms. Kim Tsuchimoto dated May 1, 2006.		8-K	000-50720	10.7	5/26/06	Raptor Pharmaceuticals Corp.
10.6	First Amendment to the Employment Agreement between Rap Pharma and Ms. Kim Tsuchimoto effective January 1, 2009.		8-K	000-50720	10.2	1/5/09	Raptor Pharmaceuticals Corp.

10.7	Employment Agreement between Rap Therapeutics and Thomas E. Daley dated September 7, 2007	10QSB	000-50720	10.1	1/14/08	Raptor Pharmaceuticals Corp.
10.8	First Amendment to the Employment Agreement between Rap Therapeutics and Thomas E. Daley effective January 1, 2009.	8-K	000-50720	10.4	1/5/09	Raptor Pharmaceuticals Corp.
10.9	Offer Letter from Rap Therapeutics dated as of April 8, 2009 for Patrice Rioux, M.D., Ph.D.	8-K	000-50720	10.1	4/14/09	Raptor Pharmaceuticals Corp.
10.10	2006 Equity Incentive Plan, as amended	S-8	333-140944	4.3	2/28/07	Raptor Pharmaceuticals Corp.
10.11	2008 Plan Amendment to 2006 Equity Incentive Plan	10-K/A	000-50720	10.5	12/23/08	Raptor Pharmaceuticals Corp.
10.12	Asset Purchase Agreement between Rap Therapeutics, Rap Pharma and Convivia, Inc. dated October 17, 2007	10QSB	000-50720	10.3	1/14/08	Raptor Pharmaceuticals Corp.
10.13	Merger agreement between Rap Therapeutics and Encode Pharmaceuticals, Inc. dated December 14, 2007	10QSB/A	000-50720	10.1	4/15/08	Raptor Pharmaceuticals Corp.
10.14	Pharmaceutical development services agreement between Rap Therapeutics and Patheon Pharmaceuticals Inc. dated January 7, 2008*	10QSB/A	000-50720	10.2	4/15/08	Raptor Pharmaceuticals Corp.
10.15	License agreement between Encode Pharmaceuticals, Inc. (acquired by Rap Therapeutics) and Regents of the University of California dated October 31, 2007*	10QSB/A	000-50720	10.3	4/15/08	Raptor Pharmaceuticals Corp.
10.16	Amendment number one to license agreement between Encode Pharmaceuticals, Inc. (acquired by Rap Therapeutics) and the Regents of the University of California dated February 29, 2008*	10QSB/A	000-50720	10.4	4/15/08	Raptor Pharmaceuticals Corp.
10.17	Securities Purchase Agreement, dated as of May 21, 2008, by and among Rap Pharma and the investors listed on the signature pages thereto	10QSB	000-50720	10.1	7/9/08	Raptor Pharmaceuticals Corp.
10.18	Amendment to Securities Purchase Agreement, dated as of May 21, 2008, by and among Rap Pharma and the investors listed on the signature pages thereto	10QSB	000-50720	10.2	7/9/08	Raptor Pharmaceuticals Corp.
16.1	E&Y Letter to SEC**
16.2	Revised E&Y Letter to SEC****
99.1	Press Release dated September 28, 2009**

99.2	Press Release dated September 30, 2009**
99.3	Press Release dated October 1, 2009**
99.4

Unaudited pro forma condensed combined financial statements describing the pro forma effect of the business combination described in the Original Filing on the Company’s (i) unaudited balance sheet as of August 31, 2009 and (ii) unaudited statement of operations for the year ended August 31, 2009.

X

*	Certain portions of this agreement have been redacted and submitted to the SEC under a confidential treatment request pursuant to Rule 24b-2.
**	Previously filed with the Original Filing (Form 8-K) with the SEC by the Registrant on October 5, 2009.
***	Previously filed with the First Amendment (Form 8-K/A) with the SEC by the Registrant on October 7, 2009.
****	Previously filed with the Second Amendment (Form 8-K/A) with the SEC by the Registrant on October 9, 2009.